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                                                                      EXHIBIT 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





We consent to incorporation by reference in the registration statement
(No. 333-11097) on Form S-8 of Mitcham Industries, Inc. of our report dated March 29, 2001, which report appears in the January 31, 2001 annual report on Form 10-K of Mitcham Industries, Inc.


/s/ HEIN + ASSOCIATES LLP
HEIN + ASSOCIATES LLP
Certified Public Accountants
Houston, Texas
May 1, 2001